EXHIBIT 99.1

Hemisphere Media Group Inc. Announces Intention to Adjourn Annual Meeting of Stockholders

Miami, FL—May 11, 2022—Hemisphere Media Group, Inc. (Nasdaq: HMTV) (the “Company”) today announced that the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for Thursday, May 12, 2022 at 9:00 a.m. Eastern Time, will be convened and adjourned to a later date without any business being conducted. This temporary delay is due to the fact that a number of the Company’s senior management team and directors were informed earlier this week that they have been exposed to the COVID-19 virus. For the health and safety of others, those Company representatives have commenced a standard two week quarantine, and the Company has determined that it is in the best interests of our stockholders to delay the Annual Meeting until our full management team and certain members of the board of directors are able to attend and engage fully with our stockholders at the Annual Meeting. The Annual Meeting will be reconvened at 9:00 a.m. Eastern Time on Tuesday, May 31, 2022 at the Four Seasons Hotel, 1435 Brickell Avenue, 6th floor (Bal Harbour Room), Miami, FL, 33131.

During the current adjournment, the Company continues to solicit votes from its stockholders with respect to the proposals set forth in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 1, 2022 (the “Proxy Statement”).

Only stockholders of record as of the record date, March 23, 2022, are entitled to and are being requested to vote. At the time the Annual Meeting was adjourned, proxies had been submitted by stockholders representing approximately 97% of the shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Company encourages all stockholders of record on March 23, 2022, who have not yet voted, to do so by May 30, 2022. Stockholders who have any questions or require any assistance with completing a proxy or voting instruction form or who do not have the required materials may contact the Company’s Investor Relations Department at (917) 444-6325, or via e-mail at ir@hemispheretv.com.

About Hemisphere Media Group, Inc.

Hemisphere Media Group, Inc. (HMTV) is a pure-play U.S. media company targeting the high-growth U.S. Hispanic and Latin American markets with leading television,

streaming and digital content platforms. Headquartered in Miami, Florida, Hemisphere owns and operates five leading U.S. Hispanic cable networks, two Latin American cable networks, the leading broadcast television network in Puerto Rico, the leading Spanish-language subscription streaming service in the U.S., a Spanish-language content distribution company and has an ownership interest in a leading broadcast television network in Colombia.

Contact Hemisphere Media Group, Inc.:

Edelman Financial Communications for Hemisphere Media Group
Danielle O'Brien
917-444-6325
danielle.obrien@edelman.com

Forward Looking Statements

The information disclosed in this press release includes contain certain statements about the Company  and its consolidated subsidiaries that do not directly or exclusively relate to historical facts. These statements are, or may be deemed to be, “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment and current expectations, plans, assumptions and beliefs about future events (in each case subject to change) of our senior management and management of our subsidiaries (including target businesses) and involve a number of risks, uncertainties and other factors, some of which may be beyond our control that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “might,” “expect,” “positioned,” “strategy,” “future,” “potential,” “forecast,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These include, but are not limited to, the Company’s future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Forward-looking statements are not guarantees of performance. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Additionally, many of these risks are currently amplified by and may, in the future, continue to be amplified by the prolonged impact of the COVID-19 pandemic. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

2